UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

                     SEPTEMBER 22, 1999
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE              1-11353             13-3757370
   --------              -------             ----------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                               Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On September 22, 1999, the Company issued a press release along with AHT Corporation, a healthcare e-commerce company, announcing an agreement whereby AHT will provide computer interfaces for the Company's reference laboratory, hospital, and managed care clients. The agreement provides for AHT to develop and install specific interfaces based on AHT's CDX-2-Trademark-technology, which allows the Company and its hospital partners to exchange laboratory results, demographics, eligibility information, and laboratory orders.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          September 22, 1999.


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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: October 4, 1999

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